Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2011, is made by and among GLOBAL POWER EQUIPMENT GROUP INC., a corporation formed under the laws of Delaware (the “Company” or the “Borrower”), the other Credit Parties party hereto, the Lenders party hereto, MORGAN STANLEY SENIOR FUNDING, INC., a corporation formed under the laws of Delaware, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and revolving agent for the Revolving Lenders (in such capacity, together with its successors and assigns, if any, the “Revolving Agent”), MORGAN STANLEY & CO. INCORPORATED, a corporation formed under the laws of Delaware, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation formed under the laws of Delaware, as documentation agent (in such capacity, the “Documentation Agent”, together with the Administrative Agent, the Collateral Agent, and the Revolving Agent, the “Agents”).

WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agents are parties to that certain Credit Agreement, dated as of January 22, 2008 and as amended on April 24, 2008, July 30, 2008, December 31, 2009 and June 25, 2010 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders and the Agents provide the Borrower with certain financial accommodations; and

WHEREAS, the Credit Agreement shall be amended as set forth herein on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 2.02(a) is hereby amended by deleting the first word of the first sentence of such Section and replacing it with the following:

“Except with respect to the Net Cash Proceeds from the Disposition set forth on Schedule 8.04, within”

(b) Section 8.02(k) is hereby deleted and replaced in its entirety with the following:

(k) Investments by a Credit Party in the form of Letters of Credit issued under this Agreement (i) in favor of the customers of Braden Europe to support the obligations of Braden Europe to such customers under Braden Europe Project Contracts in an aggregate amount that, when added together with the Letter of Credit Exposure in favor of customers of Braden Europe, does not exceed $5,000,000 (five million Dollars), (ii) in favor of the customers of Braden Shanghai to support the obligations of Braden Shanghai to such customers under Braden Shanghai Project Contracts and/or the lender or lenders to Braden Shanghai to support (but not to exceed the amount of) Indebtedness permitted under Section 8.03(k), in an aggregate amount that, when added together with the Letter of Credit Exposure in favor of customers of Braden Shanghai, does not exceed $5,000,000 (five million Dollars), (iii) in connection with a Credit Party’s obligations under a Permitted Servicing Joint Venture, and (iv) in favor of the customers of Braden Mexico to support the obligations of Braden Mexico in an aggregate amount not to exceed $500,000 (five hundred thousand Dollars);

(c) Section 8.04 is hereby amended by deleting the first word of the first sentence of such Section and replacing it with the following:

“Except as contemplated on Schedule 8.04, it”

(d) Section 8.05(e) is hereby amended by deleting the word “and” at the end of such Section.

(e) Section 8.05 is hereby amended by inserting the following new Section 8.05(f) immediately following Section 8.05(e) and the existing Section 8.05(f) is correspondingly renumbered to Section 8.05(g):

“(f) the Disposition set forth on Schedule 8.04; and”

(f) Section 12.09 is hereby deleted and replaced in its entirety with the following:

Section 12.09 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of an Agent or Agents in its or their capacity as such, and not by or in favor of the Participating Lenders, any and all obligations on the part of the Administrative Agent and/or the Revolving Agent, if any, to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Participating Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Participating Lender any interest in, or subject any Participating Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Participating Lender. Each Participating Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Participating Lender shall have any obligation, duty, or liability to any Participant of any other Participating Lender. Except as provided expressly herein, no Agent-Related Person and no Participating Lender shall have any liability for the acts of any other Agent-Related Person or any other Participating Lender. No Participating Lender shall be responsible to the Credit Parties or any other Person for any failure by any other Participating Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder, under any other Loan Document or in connection with the financing contemplated herein.

(g) Section 12.10 is hereby deleted.

(h) Section 14.01 is hereby amended to add the following defined terms in appropriate alphabetical order:

“Amendment No. 4” means that certain Amendment to the Credit Agreement, effective as of June 25, 2010.

“Amendment No. 5” means that certain Amendment to the Credit Agreement, effective as of August     , 2011.

“Braden Mexico” means Braden Manufacturing, S.A. de C.V.

(i) Section 14.01 of the Credit Agreement is hereby amended by deleting the following defined terms in their entirety and substituting the defined terms set forth below in appropriate alphabetical order:

“Amendment No. 3” means that certain Amendment to the Credit Agreement, effective as of December 31, 2009.

“Loan Documents” means this Agreement, the Notes, the Security Documents, the Fee Letter, Amendment No. 1, Amendment No. 2,

Amendment No. 3, Amendment No. 4 and Amendment No. 5 and all other agreements, instruments, and other documents now or hereafter executed and delivered by any Credit Party pursuant hereto or thereto or otherwise evidencing or securing any Loan, in each case, excluding any Hedging Agreements.

(j) The Schedules to the Credit Agreement are hereby amended by inserting Schedule 8.04 in the form attached hereto as Exhibit A in appropriate numerical order.

3. Conditions Precedent. The amendments set forth in Section 2 above shall become effective as of August     , 2011, but only after each and all of the following conditions has been satisfied:

(a) The Administrative Agent shall have received this Amendment, duly executed by the Required Lenders, Administrative Agent, the Borrower and the other Credit Parties, and the same shall be in full force and effect;

(b) The representations and warranties in this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent such representations and warranties specifically relate to an earlier date);

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any other Credit Party, any Agent or any Lender.

4. Representations and Warranties. Each Credit Party signatory hereto hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Credit Party and are enforceable against such Credit Party in accordance with their respective terms;

(b) Such Credit Party has all requisite entity and legal power and authority to execute and deliver this Amendment;

(c) The officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;

(d) The execution and delivery of this Amendment by such Credit Party and the performance and observance by such Credit Party of the provisions hereof do not violate or conflict with the organizational documents of such Credit Party or any law applicable to such Credit Party or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;

(e) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment; and

5. Effect on the Credit Agreement.

(a) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith including each of the Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Existing Letters of Credit. The Borrower hereby acknowledges, represents, affirms and ratifies that (i) Exhibit B to this Amendment contains a true, accurate and complete list of all outstanding Letters of Credit as of the date hereof, (ii) each Letter of Credit listed on Exhibit B to this Amendment was issued for the Borrower’s account pursuant to Section 1.06 of the Credit Agreement, and (iii) the reimbursement obligations relating to the Letters of Credit listed on Exhibit B to this Amendment constitute all of the Letter of Credit Obligations under the Credit Agreement.

7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the General Obligations Law of the State of New York).

8. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

9. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; provided no party shall be bound unless and until the parties hereto have each signed a counterpart hereof. Facsimile transmissions or electronic transmission by portable document format (PDF) of any executed original documents and/or retransmission of any executed facsimile or electronic transmission shall be deemed to be the same as the delivery of an executed original. At the written request of any party hereto, the other parties hereto shall confirm facsimile or electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.

10. Release. The Credit Parties hereby remise, release, acquit, satisfy and forever discharge the Lenders and each of their respective Affiliates and their officers, directors, trustees, employees, agents and advisors, the Administrative Agent, the Collateral Agent, the Agent-Related Persons and the Lender-Related Persons of and from any and all manner of actions, causes of action, suits, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had or now had against the Lenders and each of their respective Affiliates and their officers, directors, trustees, employees, agents and advisors, the Administrative Agent, the Collateral Agent, the Agent-Related Persons and the Lender-Related Persons (“Releases”), for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to the Credit Agreement or any of the other Loan Documents (including this Amendment) through the date hereof. Without limiting the generality of the foregoing, the Credit Parties waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including but not limited to, the rights to contest any conduct of the Lenders, Administrative Agent or other Releases on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year first above written.

GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation, as Borrower

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
General Counsel, Secretary and Vice President of Business Development

DELTAK, L.L.C., A Delaware limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

BRADEN CONSTRUCTION SERVICES, INC., A Delaware corporation, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

BRADEN MANUFACTURING, L.L.C., A Delaware limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

[SIGNATURE PAGE – AMENDMENT NO. 5 TO CREDIT AGREEMENT]

GLOBAL POWER PROFESSIONAL SERVICES, INC., A Delaware corporation, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C., a Delaware limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

WILLIAMS INDUSTRIAL SERVICES, LLC, a Georgia limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

WILLIAMS GLOBAL SERVICES, INC., a Georgia corporation, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

WILLIAMS PLANT SERVICES, LLC, a Georgia limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

[SIGNATURE PAGE – AMENDMENT NO. 5 TO CREDIT AGREEMENT]

WILLIAMS SPECIALTY SERVICES, LLC a Georgia limited liability company, as Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC, a Georgia limited liability company, as a Guarantor

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President

[SIGNATURE PAGE – AMENDMENT NO. 5 TO CREDIT AGREEMENT]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Revolving Agent, and Lender

By:	/s/ Stephen B. King
Stephen B. King
Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ Stephen B. King
Stephen B. King
Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 5 TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and as Revolving Lender

By:	/s/ Danuta Buellesbach
Danuta Buellesbach
Duly Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 5 TO CREDIT AGREEMENT]

Exhibit A

Schedule 8.04

Dispositions

Any Disposition of Deltak, L.L.C. and/or any of its Foreign and Domestic Subsidiaries.

Exhibit B

Outstanding Letters of Credit